UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2007

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 22, 2007 Moventis Capital Inc., issued a news release regarding the financial results of Moventis Capital, Inc., for the period ended March 31, 2007, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure

On May 22, 2007, Moventis Capital, Inc. issued a news release regarding the financial results for the period ended March 31, 2007, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
EX 99.1	News release of Moventis Capital Inc., dated May 22, 2007 regarding the financial results for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: May 22, 2007	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer